SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


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Check the appropriate box:
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[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                         FIRST INDIANA CORPORATION
            (Name of Registrant as Specified in its Charter)

                         FIRST INDIANA CORPORATION
               (Name of Person(s) Filing Proxy Statement)

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[FIC LETTERHEAD]






                                        March 14, 2000



Dear Shareholder:

   The directors and officers of First Indiana Corporation join me in extending to you a cordial invitation to attend the annual meeting of our shareholders. This meeting will be held on Thursday, April 20, 2000 at 9:00 a.m., in the First Indiana Plaza Conference Center, Ohio and Pennsylvania Streets, Seventh Floor, Indianapolis, Indiana.

   First Indiana enjoyed record earnings in 1999 as a comprehensive provider of financial services emphasizing local decision-making, customer relationships and personalized service. At the annual meeting, we will review our achievements in 1999 and share our plans for additional growth.

   The formal notice of this annual meeting and the proxy statement appear on the following pages. After reading the proxy statement, please mark, sign, and return the enclosed proxy card, or vote your proxy via telephone or the Internet in accordance with the instructions on your proxy card, to ensure that your votes on the business matters of the meeting will be recorded.

   We hope that you will attend this meeting. Whether or not you attend, we urge you to return your proxy promptly in the postpaid envelope provided, or to register your vote via telephone or the Internet. After doing so, you may, of course, vote in person on all matters brought before the meeting.

   We look forward to seeing you on April 20.

                              Sincerely,


                         /s/  Robert H. McKinney
                              Robert H. McKinney,
                              Chairman

                        FIRST INDIANA CORPORATION
                          INDIANAPOLIS, INDIANA
               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


   The annual meeting of the shareholders of First Indiana Corporation (the "Corporation") will be held in the First Indiana Plaza Conference Center, 135 North Pennsylvania Street, Seventh Floor, Indianapolis, Indiana on April 20, 2000, at 9:00 a.m. EST, to consider and take action on the following matters:

   1.      The election of three (3) directors of the Corporation; and

   2. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on February 18, 2000 are entitled to notice of and to vote at this meeting and any adjournments thereof.


                                 By order of the Board of Directors,


                            /s/  David A. Butcher
                                 David A. Butcher
                                 Secretary



Indianapolis, Indiana
March 14, 2000

                        FIRST INDIANA CORPORATION


                           First Indiana Plaza
                      135 North Pennsylvania Street
                      Indianapolis, Indiana  46204





                             PROXY STATEMENT



   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Indiana Corporation (the "Corporation" or "we") of proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, April 20, 2000, and at any adjournment thereof. The approximate date of mailing this proxy statement is March 14, 2000. The following is important information in a question-and-answer format regarding the Corporation, its wholly owned subsidiary First Indiana Bank (the "Bank"), the Annual Meeting and this Proxy Statement.

Q:  What am I voting on?
    You are voting on the election of three directors (Gerald L. Bepko, Andrew Jacobs, Jr., and John W. Wynne).

Q:  Who is entitled to vote?
    Shareholders as of the close of business on February 18, 2000 (the "Record Date") are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on the Record Date.
As of the Record Date, 12,625,856 shares of the Corporation's common stock were issued and outstanding.

Q:  How do I vote?
    Sign and date each proxy card you receive and return it in the prepaid envelope, or vote your proxy via telephone or the Internet in accordance with the instructions on your proxy card. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR the three management nominees. You have the right to revoke your proxy any time before the meeting by (1) notifying the Corporation's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

Q:  What does it mean if I get more than one proxy card?
    It means you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:  Who will count the vote?
    Representatives of Harris Trust & Savings Bank will tabulate the votes and act as inspectors of the election.

Q:  What constitutes a quorum?
    A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for the Annual Meeting.

Q:  How many votes are needed for approval of each item?
    Directors will be elected by a plurality of the votes cast at the Annual Meeting. Consequently, the three nominees receiving the most votes will be elected directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the three management nominees unless the proxy contains instructions to the contrary. Any other matter to come before the Annual Meeting will be approved if the votes cast at the Annual Meeting (in person or represented by proxy) in favor of such proposal exceed the votes opposing such proposal. An abstention, non-vote, or broker non-vote will not change the number of votes cast for or against the election of any director.

Q:  Who can attend the Annual Meeting?
    All shareholders as of the Record Date can attend.

Q: What percentage of stock do the directors and executive officers own? Together, they own approximately 34.2% of the Corporation's common stock as of the Record Date. (See page 3 for details.)

Q:  Who are the largest principal shareholders?
    The Somerset Group, Inc., is the largest single shareholder of the Corporation, owning 2,758,467 shares as of the Record Date. Robert H. McKinney and Marni McKinney are each officers, directors and, directly or indirectly, substantial shareholders of Somerset. Together, Somerset, Mr. McKinney and Ms. McKinney beneficially own 3,463,056 shares or 27.3% of the Corporation's common stock as of the Record Date. (See page 3 for details.)

Q: When are shareholder proposals and nominations for the 2000 meeting due? The Corporation's 2001 Annual Meeting is currently scheduled for April 19,
2001. To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be submitted in writing by November 16, 2000 to the Corporation's Secretary, 2800 First Indiana Plaza, 135 N. Pennsylvania Street, Indianapolis, Indiana 46204. In addition, the Corporation's By-laws provide that any shareholder wishing to nominate a candidate for director or propose other business at the Annual Meeting must give the Corporation written notice 60 days before the meeting, and the notice must provide certain other information as described in the By-laws. Copies of the By-laws are available to shareholders free of charge upon request to the Corporation's Secretary.

                  STOCK OWNERSHIP BY DIRECTORS, OFFICERS
                        AND CERTAIN SHAREHOLDERS

   The following table shows, as of February 18, 2000, the number and percentage of shares of common stock held by each person known to the Corporation who owned beneficially more than five percent of the issued and outstanding common stock of the Corporation and shares held by the Corporation's directors and certain executive officers:


     Beneficial                  Amount and Nature of          Percent
       Owner                     Beneficial Ownership          of Class
       -----                     --------------------          --------
Gerald L. Bepko                       34,317    1                  2

David L. Gray                         72,344    3                  2

Andrew Jacobs, Jr.                     8,467    4                  2

Robert J. Laikin                       4,645    5                  2

David A. Lindsey                     110,565    6                  2

Merrill E. Matlock                    43,405    7                  2

Marni McKinney                     3,463,056    8                 27.3%

Robert H. McKinney                 3,463,056    8                 27.3%

Owen B. Melton, Jr.                  325,734    9                  2.6%

Phyllis W. Minott                     38,028    10                 2

Michael L. Smith                      45,918    11                 2

The Somerset Group, Inc.           3,463,056    8, 12             27.3%

John W. Wynne                         40,269    13                 2

All Executive Officers and
Directors as a Group
(17 Persons)                       4,350,500    14                34.2%
-------------


   1 Includes 1,828 shares held in trust under the First Indiana Bank Directors' Stock Purchase Plan (the "Directors' Stock Purchase Plan"), 3,548 shares held in trust under the Bank's Employees' Stock Purchase Plan (the "Stock Purchase Plan"), 473 shares held jointly with Mr. Bepko's spouse, and 26,222 shares as to which the director has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 (the "Exchange Act").

   2 The number of shares represents less than one percent of the Corporation's common stock outstanding.

   3 Includes 1,051 shares held in trust under the Stock Purchase Plan, 31,497 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, and 3,439 shares owned of record by Mr. Gray's spouse.

   4 Includes 113 shares held in trust under the Stock Purchase Plan, 7,492 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act and 862 shares held in trust under the Directors' Stock Purchase Plan.

   5 Includes 125 shares held in trust under the Stock Purchase Plan, 3,746 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, and 774 shares held in trust under the Directors' Stock Purchase Plan.

   6 Includes 1,111 shares held in trust under the Stock Purchase Plan and 19,200 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act.

   7 Includes 751 shares held in trust under the Stock Purchase Plan, 26,022 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, and 484 shares held under the DR Plan.

   8 These shares are beneficially owned by a group consisting of The Somerset Group , Inc. ("Somerset"), Robert H. McKinney and Marni McKinney. Robert H. McKinney owns 615,995 shares of the Corporation, including 1,698 shares held in trust under the Stock Purchase Plan, 40,000 shares of the Corporation as to which Mr. McKinney has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act and 12,000 shares of restricted stock under the Corporation's 1998 Stock Option and Incentive Plan. Mr. McKinney, his immediate family, a family limited partnership, and various irrevocable trusts established by Mr. McKinney for the benefit of his children together beneficially own, directly or indirectly, approximately 44% of the outstanding capital stock of Somerset, which owns of record 2,758,467 shares of the Corporation. The total held by the group also includes 88,594 shares of the Corporation owned by Mr. McKinney's daughter, Marni McKinney, including 4,928 shares held in trust under the Stock Purchase Plan, 40,000 shares as to which she has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, 2,489 shares held on her behalf under the Bank's 401(k) Plan, and 12,000 shares of restricted stock under the 1998 Stock Option and Incentive Plan. Mr. McKinney is the Chairman and a director of Somerset; Ms. McKinney is the Vice Chairman and Chief Executive Officer and a director of Somerset; and Mr. McKinney's son, Kevin K. McKinney, is Vice President and a director of Somerset.

   9 Includes 69,244 shares as to which Mr. Melton has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, 10,832 shares held in trust under the Stock Purchase Plan, 922 shares held on his behalf under the Bank's 401(k) Plan, 107,996 shares owned of record jointly with Mr. Melton's spouse, 61,874 owned of record by Mr. Melton's spouse and 12,000 shares of restricted stock under the Corporation's 1998 Stock Option and Incentive Plan.

   10 Includes 4,949 shares held in trust under the Stock Purchase Plan, 233 shares held under the Corporation's Dividend Reinvestment and Stock Purchase Plan (the "DR Plan"), 29,968 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act and 1,828 shares held in trust under the Directors' Stock Purchase Plan.

   11 Includes 29,968 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act.

   12 The address of The Somerset Group, Inc. is 135 North Pennsylvania Street, Suite 2800, Indianapolis, Indiana 46204. This number includes 2,758,467 shares owned of record by The Somerset Group, Inc. (see note 8).

   13 Includes 58 shares held in trust under the Stock Purchase Plan, 8 shares held under the DR Plan, 5,453 shares held under the Directors' Stock Purchase Plan and 14,984 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(l) under the Exchange Act.

   14 Includes 38,065 shares held in trust under the Stock Purchase Plan, 1,061 shares held under the DR Plan, 10,745 shares held under the Directors' Stock Purchase Plan, 6,968 shares held under the Bank's 401(k) Plan, and 394,686 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act.

                      ------------------------------

                  PROPOSAL NO. 1:  ELECTION OF DIRECTORS

 Three directors are to be elected. Gerald L. Bepko, Andrew Jacobs, Jr. and John W. Wynne have been nominated for a term of three years and until their successors are elected and qualified. Messrs. Bepko, Jacobs and Wynne are members of the present Board of Directors and have consented to serve an additional term. The other directors listed in the table below will continue in office until the expiration of their terms. All of the nominees and the other directors listed in the table below also are members of the Board of Directors of the Bank. For directors of the Corporation who were directors of the Bank before the Corporation was formed in 1986, the table below lists the year in which the director became a director of the Bank. If, at the time of the Annual Meeting, any of the nominees is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

           [The remainder of this page is intentionally left blank]


The Board of Directors unanimously recommends the election of the following nominees.


                        NOMINEES FOR TERMS EXPIRING IN 2003

Name, Age, Principal
Occupation(s) and
Business Experience                                                     Director
During Past 5 Years                                                      Since
--------------------------------------------------------------------------------
Gerald L. Bepko, Age 59                                                 1988
Vice President for Long-Range Planning of Indiana University and
Chancellor, Indiana University-Purdue University at Indianapolis;
Director, USA Group, USA Funds and Indianapolis Life Insurance
Company; previously Dean and Professor of Law, Indiana University
School of Law, Indianapolis.

Andrew Jacobs, Jr., Age 68                                              1997
Adjunct Professor, Indiana University-Purdue University at
Indianapolis; Attorney; Retired Member, United States Congress.

John W. Wynne, Age 67                                                   1991
Director Emeritus of Duke-Weeks Realty Corporation, a real
estate investment trust; previously Chairman, Duke Realty
Investments, Inc. and partner, Duke Associates, real estate
development; retired as counsel (previously partner), Bose
McKinney & Evans, attorneys.


                        DIRECTORS WHOSE TERMS EXPIRE IN 2002

Name, Age, Principal
Occupation(s) and
Business Experience                                                     Director
During Past 5 Years                                                      Since
--------------------------------------------------------------------------------
Robert J. Laikin, Age 36                                                1999
Chairman and Chief Executive Officer of Brightpoint, Inc., provider of distribution and value-added logistics services to the wireless communications industry; previously President of Brightpoint, Inc.

Marni McKinney, Age 43                                                  1992
Vice Chairman and Chief Executive Officer of the Corporation and
Chairman of the Bank; Director, Vice Chairman, and Chief Executive
Officer, The Somerset Group, Inc., an affiliate of the Corporation, financial services provider; previously President and Executive
Vice President of The Somerset Group, Inc., and Vice President of
the Corporation and the Bank.

Phyllis W. Minott, Age 61                                               1976
Chairman and Chief Executive Officer, Minott Motion Pictures, Inc.,
commercial movie production; previously General Auditor, Eli Lilly
& Company, pharmaceutical company; Controller, Accounting, and
Chief Accounting Officer, Eli Lilly & Company.



                        DIRECTORS WHOSE TERMS EXPIRE IN 2001

Name, Age, Principal
Occupation(s) and
Business Experience                                                     Director
During Past 5 Years                                                      Since
--------------------------------------------------------------------------------
Robert H. McKinney, Age 74                                              1954
Chairman of the Corporation; Chairman and Director, The Somerset
Group, Inc., an affiliate of the Corporation, financial services;
retired partner, Bose McKinney & Evans, attorneys; Chairman,
Federal Home Loan Bank Board, 1977-1979.

Owen B. Melton, Jr., Age 53                                             1983
President and Chief Operating Officer of the Corporation and
President and Chief Executive Officer of the Bank.

Michael L. Smith, Age 51                                                1985
Executive Vice President and Chief Financial Officer, Anthem,
Inc., a health benefits management company; Director of The
Somerset Group, Inc., an affiliate of the Corporation,
FinishMaster, Inc. and First Internet Bank of Indiana; formerly
Senior Vice President, Anthem, Inc.; formerly Chief Operating
Officer and Chief Financial Officer, American Health Network,
Inc., a physician management company; formerly President,
Somerset Financial Services, a division of The Somerset Group, Inc.


         -----------------------------------------------------------

   During 1999, the Boards of Directors of the Corporation and the Bank each met twelve times. All directors attended in excess of 75% of the aggregate of the total number of meetings of the Boards of Directors of the Corporation and the Bank (considered separately) and the total number of meetings held by all Corporation and Bank committees (considered separately) on which he or she served.

 Certain Committees of the Boards of Directors of the Corporation and the Bank

   Among other committees, the Board of Directors of the Corporation has an Audit Committee and a Compensation Committee.

   Audit Committee. The Audit Committee evaluates audit performance, handles relations with the Corporation's independent auditors, and evaluates policies and procedures related to internal audit functions and controls. The members of the Corporation's Audit Committee in 1999 were Phyllis W. Minott (Chairperson), H.J. Baker, Andrew Jacobs, Jr., and John W. Wynne. The Audit Committee met three times during 1999. (Mr. Baker attended two meetings of the committee prior to his retirement from the Board of Directors, which was effective April 15, 1999.)

   Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of directors, officers, and employees of the Corporation and the Bank, administers and grants options and other stock awards under the Corporation's stock option plans, and administers the Bank's Employees' Stock Purchase Plan. The members of the Compensation Committee during 1999 were Gerald L. Bepko

(Chairman), H.J. Baker, Phyllis W. Minott and John W. Wynne. The Compensation Committee met three times during 1999. (Mr. Baker attended two meetings of the committee prior to his retirement from the Board of Directors; Mr. Wynne joined the committee thereafter and attended one meeting of the committee during 1999.)

Compensation of Directors

   Directors of the Corporation and the Bank, other than Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., received in 1999 a quarterly retainer of $2,500, plus $1,000 per meeting of the full Board of Directors and per committee meeting attended.

   Under the First Indiana 1992 Director Stock Option Plan, the Corporation reserved approximately 262,497 shares of its common stock for issuance upon the exercise of options to be granted under the plan. The plan provides for the issuance of non-qualified options to purchase 3,746 shares to each outside director of the Corporation on the date of each annual meeting of shareholders. The Corporation granted 3,746 shares to each outside director on April 15, 1999, in accordance with the plan. No option is exercisable during the period of one year following the date of grant, and options granted under the plan must specify an exercise price of not less than 100% of the market price of the shares at the date of grant.

   Under the Directors' Deferred Fee Plan, directors of the Corporation may elect to defer all or any portion of the fees paid for attendance at a Board of Directors or committee meeting. The deferred fees are then contributed to a trust which buys stock with such fees or invests such fees in an interest-bearing account. Directors are not eligible to receive shares or cash held under the plan until they cease to be a director, officer, or employee of the Corporation. Amounts deferred are not taxable to the director until the trust distributes the cash or stock to the director. In the event of a change in control of the Corporation, amounts held under the plan are payable immediately in one lump sum.

   Directors also may elect to contribute part of their fees to the Bank's Employees' Stock Purchase Plan. As with other participants, the Bank matches a certain portion of such contributions and purchases the Corporation's common stock on the open market at the prevailing market price. The material features of the Stock Purchase Plan are described under the heading "EXECUTIVE COMPENSATION."

Certain Transactions

   The Bank offers its directors, officers, and employees a loan plan involving variable-rate mortgages, lines of credit, home equity loans, credit cards, and various installment loans with a lower interest rate (not below the Bank's cost of funds) and waiver of loan origination fees, and fixed-rate mortgage loans with waiver of loan origination fees only. Except as described above, all outstanding loans to directors, officers, and employees have been made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

   In 1996, the Bank sold its insurance and non-FDIC-insured investment sales business to The Somerset Group, Inc. At the same time, the two companies entered into a multi-year operating agreement under which Somerset provides insurance and non-FDIC-insured investment products and services to the Bank's customers and pays the Bank a commission on such sales. During the year ended December 31, 1999, Somerset paid to the Bank $113,350 in accordance with the terms of the purchase agreement and the operating agreement. Robert H. McKinney and Marni McKinney are officers, directors and substantial shareholders of Somerset, and Michael L. Smith is a director of Somerset.

                   EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee, as well as the following Performance Graph, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of the Corporation's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Compensation Committee

   Policy and Performance Measures

   In determining the compensation of executive officers, the Compensation Committee strives to maintain an appropriate balance between executive pay and the creation of shareholder value. Executive compensation must attract and retain well-qualified officers while at the same time motivating them to achieve the short-term and long-term strategic goals of the Corporation. To achieve this balance, executive officers receive a competitive base salary and also have the opportunity to earn bonuses tied to the Corporation's overall performance.

   The Compensation Committee based the 1999 annual salaries of the Corporation's executive officers on the results of surveys compiled by an independent consultant. The compensation consultant began with an analysis of the compensation of executive officers of other financial institutions and utilized a regression analysis to conform the compensation survey data to the Corporation's asset size. The consultant derived the weighted average salaries of the executive officers of the institutions contained in the survey, and then calculated average (mean) salaries. The Compensation Committee relied on this independent calculation of average salaries in setting the salaries of the Corporation's executive officers.

   In order to more directly tie executive compensation to the Corporation's overall performance, the Compensation Committee also administers short-term and long-term bonus plans. These plans are designed to increase the total compensation of the Corporation's executive officers, but only if the Corporation's performance merits such increases. The Compensation Committee is guided by the principle that when certain corporate goals are achieved, the executive officers who contributed to the Corporation's success should be rewarded accordingly.

  Performance-based compensation was awarded in 1999 to certain executive officers under the Corporation's Long-Term Management Performance Incentive
Plan (the "Long-Term Plan"), which was established to provide compensation only if interim performance goals for each of 1997, 1998 and 1999, as well as overall performance goals for the entire period, were attained. The Compensation Committee of the Board of Directors determined in previous years that the interim performance goals for 1997 and 1998 were satisfied. The committee has also determined that the interim performance goals for 1999, and that certain overall performance goals for the entire period, were satisfied. Accordingly, Robert H. McKinney, Chairman of the Corporation, Owen
B. Melton, Jr., President and Chief Operating Officer of the Corporation and President and Chief Executive Officer of the Bank, and Marni McKinney, Vice Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank, along with David L. Gray, Vice President and Treasurer of the
Corporation, Senior Vice President in charge of the Bank's Financial Management Division and Chief Financial Officer of the Bank, Merrill E. Matlock, Senior Vice President in charge of the Bank's Commercial and Mortgage Banking Division, David A. Lindsey, Senior Vice President in charge of the Bank's Consumer
Finance Division, Timothy J. O'Neill, Senior Vice President in charge of the Bank's Correspondent Banking Services Division, and Kenneth L. Turchi, Senior Vice President in charge of the Bank's Retail Banking, Marketing and Strategic Planning Division, each received grants of stock and/or cash under the plan in 1999. (See page 14 for details on Long-Term Plan awards granted to certain named executive officers.)

   The Compensation Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Accordingly, the Bank has adopted management stock ownership objectives to be attained by December 31, 2000. By that time, each officer and director of the Bank must own Corporation stock with a market value equal to a specified multiple of such officer's or director's compensation. These multiples range from one times base compensation for vice presidents to three times base compensation for senior vice presidents, and five times base compensation for the Bank's Chairman, Vice Chairman and President, as well as for the Bank's Board of Directors. (Such multiples already have been attained by Mr. McKinney, Ms. McKinney and Mr. Melton.) The Board of Directors believes that these stock ownership requirements will further align the interests of the Bank's management with the objectives of the Corporation's shareholders.

   Additionally, the Compensation Committee typically considers granting stock options to various executive officers, including the executive officers named in the Summary Compensation Table. Stock options were awarded in 1998 and 1999. Any compensation derived from the stock options will be directly related to the performance of the Corporation's stock.

   To further encourage Bank officers and employees, as well as directors, to acquire ownership of the Corporation, such persons are eligible to contribute a portion of their earnings to the Bank's Employees' Stock Purchase Plan (the "Plan") after completing six months of service. Such contributions are used to purchase the Corporation's stock each month at the then-prevailing market price. If the Corporation attains a specified after-tax return on average equity for a calendar year (as determined by the Compensation Committee), the Bank generally will match participant contributions during the subsequent Plan Year (as defined in the Plan) at a ratio of one to three. If such after-tax returns are not achieved for a calendar year, participant contributions during the subsequent Plan Year will be matched at a ratio of one to four. Because the Corporation achieved the performance objectives specified in the Plan for the year ended December 31, 1998, and in an attempt to encourage additional associates to participate in the Plan, participant contributions for the Plan Year beginning April 1, 1999 were matched at a ratio of one to two. Contributions by the Bank to the accounts of the executive officers named in the Summary Compensation Table (see page 14) during the calendar year ended December 31, 1999 are set forth in the column titled "All Other Compensation." The Corporation also achieved the performance objectives specified in the Plan for the year ended December 31, 1999, and will match participant contributions during the 2000 plan year at a ratio of one to three.

   Section 162(m) of the Internal Revenue Code limits deductibility for federal income tax purposes of compensation in excess of $1,000,000 paid to certain executive officers, unless certain exceptions, including tying compensation to performance, are satisfied. It is the intention of the Compensation Committee to link executive compensation to performance, as described above, and to submit compensation plans for shareholder approval when necessary and appropriate, in order to maximize the deductibility of executive compensation to the Corporation. To that end, the Compensation Committee has historically established and maintained salary levels and bonus and incentive plan standards in an effort to ensure such compensation will be deductible, and the committee believes that it can continue to manage the Corporation's executive compensation program, including the Long-Term Plan, to ensure deductibility.

   CEO Performance

   Mr. McKinney served as the chief executive officer of the Corporation during 1999, and Mr. Melton served as the chief executive officer of the Corporation's principal operating unit, the Bank. While Mr. McKinney devoted a major portion of his time to the operations of the Corporation and the Bank, Mr. Melton devoted all of his time to those operations. (Marni McKinney has been elected by the Corporation's Board of Directors to serve as the Corporation's chief executive officer, effective January 20, 2000; Mr. Melton will continue in his capacity as the chief executive officer of the Bank.)

   Like the salaries of the Corporation's other executive officers, Mr. Melton's and Mr. McKinney's 1999 salaries were derived from the data compiled by the independent consultant. Since these two individuals had the greatest impact on the Corporation's long-term performance, their salaries were determined based on their achievement of certain goals relating to the Corporation's performance during the prior year, such as return on equity, return on assets, credit quality, and management of operating expenses.

   Because Mr. Melton is the chief executive officer of the Corporation's sole operating unit and responsible for its day-to-day activities, the Compensation Committee gave special weight to Mr. Melton's achievement of these objectives when determining his salary for 1999. In addition, the Compensation Committee met separately with Mr. McKinney for his candid evaluation of Mr. Melton's performance during 1998 and his achievement of the objectives described above. The Corporation's attainment of the 1998 performance goals resulted in an increase in both Mr. McKinney's and Mr. Melton's salaries for 1999.

                     Compensation Committee
                    Gerald L. Bepko, Chairman
                       Phyllis W. Minott
                         John W. Wynne


    [The remainder of this page is intentionally left blank]

Performance Graph

   The following line graph compares the cumulative total shareholder return on the common stock of the Corporation over the last five fiscal years with the cumulative total return of the NASDAQ Stock Market Index and the cumulative total return of the NASDAQ Bank Index over the same period.


                    COMPARISON OF FIVE-YEAR CUMULATEIVE TOTAL RETURN*
FIRST INDIANA CORPORATION COMMON STOCK, NASDAQ STOCK MARKET INDEX AND NASDAQ BANK INDEX**

                ----------------------------------------------------------------
                Dec.  June  Dec.  June  Dec.  June  Dec.  June  Dec.  June  Dec.
                1994  1995  1995  1996  1996  1997  1997  1998  1998  1999  1999
                ----------------------------------------------------------------
--------------------------------------------------------------------------------
First Indiana
Corporation     $100  $131  $176  $204  $234  $254  $350  $371  $293  $323  $339
--------------------------------------------------------------------------------
NASDAQ
Stock Market
Index           $100  $125  $141  $160  $174  $195  $213  $256  $300  $367  $542
--------------------------------------------------------------------------------
NASDAQ
Bank Index      $100  $121  $149  $157  $197  $246  $329  $341  $327  $337  $314
--------------------------------------------------------------------------------


* Assumes that the value of the investment in the Corporation's stock and each index was $100 on December 31, 1994 and that all dividends were reinvested.

** The NASDAQ Bank Index contains performance data for banks, savings institutions and holding companies

Summary

   The following table sets forth the compensation awarded to, earned by, or paid to the chief executive officer and the four most highly compensated executive officers other than the chief executive officer (collectively, the "Named Executive Officers") during the last three fiscal years.




                                                    Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------
                                                                             Long-Term Compensation
                                                                     -------------------------------------
                                          Annual Compensation              Awards (1)           Payouts
                                   --------------------------------  -----------------------  ------------
Name and                                                             Restricted  Securities
Principal                                              Other Annual    Stock     Underlying                  All Other
Position                     Year  Salary    Bonus     Compensation    Awards    Options (#)  LTIP Payouts  Compensation
------------------------------------------------------------------------------------------------------------------------
Robert H. McKinney           1999  $200,000  $106,474  $301,788 (2)  $      -    20,000       $391,500 (3)  $ 8,118 (4)
Chairman and Chief           1998   199,231    40,520         -             -    12,000              -        5,944
Executive Officer            1997   210,000    37,800         -       357,000         -              -        6,404
of the Corporation
------------------------------------------------------------------------------------------------------------------------
Owen B. Melton, Jr.          1999   315,000   161,612   304,005 (2)         -    20,000        391,500 (3)    4,583 (5)
President and Chief          1998   295,000    61,395         -             -    12,000              -        3,356
Operating Officer of         1997   280,000    50,400         -       357,000         -              -        4,550
the Corporation;
President and Chief
Executive Officer of
the Bank
------------------------------------------------------------------------------------------------------------------------
David L. Gray                1999   166,500    66,002         -             -     5,000         79,833       12,280 (6)
Vice President and           1998   160,000    31,218         -             -     6,000              -        8,863
Treasurer of the             1997   152,500    25,940         -             -         -              -        9,065
Corporation; Senior Vice
President-Financial
Management Division,
and Chief Financial
Officer of the Bank
------------------------------------------------------------------------------------------------------------------------
Merrill E. Matlock           1999   165,000    82,500          -            -     5,000         73,317        3,409 (7)
Senior Vice President-       1998   150,000    31,573          -            -     6,000              -        2,959
Commercial and Mortgage      1997   119,616    24,349          -            -         -              -        2,325
Banking Division of the
Bank
------------------------------------------------------------------------------------------------------------------------
David A. Lindsey             1999   160,000    86,500          -            -     5,000         74,167       11,600 (8)
Senior Vice President-       1998   145,000    29,789          -            -     6,000              -        8,192
Consumer Finance             1997   140,000    23,349          -            -         -              -        8,309
Division of the Bank
------------------------------------------------------------------------------------------------------------------------


1  Adjusted for all stock splits through December 31, 1999.

2  Represents payments made by the Corporation to reimburse Mr. McKinney and Mr. Melton for income taxes payable due to the vesting of common stock awarded under the Long-Term Plan in 1997.



3  Represents the market value on December 31, 1999 of 18,000 shares of restricted stock granted in 1997 (adjusted for all stock splits and stock dividends since the date of issue) to each of Mr. McKinney and Mr. Melton under the Long-Term Plan, and vesting on December 31, 1999.

4  Consists of a $6,064 contribution by the Bank to the Stock Purchase Plan, and a $2,054 contribution by the Bank to Mr.
   McKinney's account in the Bank's 401(k) Plan.

5  Consists of a $2,467 contribution by the Bank to the Stock Purchase Plan, and a $2,116 contribution by the Bank to Mr.
   Melton's account in the Bank's 401(k) Plan.

6  Consists of a $7,903 contribution by the Bank to the Stock Purchase Plan, the payment by the Bank of $1,860 for term life insurance premiums, and a $2,517 contribution by the Bank to Mr. Gray's account in the Bank's 401(k) Plan.

7  Consists of a $740 contribution by the Bank to the Stock Purchase Plan, the payment by the Bank of $1,840 for term life insurance premiums, and a $829 contribution by the Bank to Mr. Matlock's account in the Bank's 401(k) Plan.

8  Consists of a $7,592 contribution by the Bank to the Stock Purchase Plan, the payment by the Bank of $1,785 for term life insurance premiums, and a $2,223 contribution by the Bank to Mr. Lindsey's account in the Bank's 401(k) Plan.


Stock Options

     The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the last fiscal year. The Potential Realizable Value columns on the right of this table assume that the value of the underlying stock will appreciate each year at the specified percentages.


                                      OPTION GRANTS IN THE LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------
                                                                             Potential Realizable Value
                                                                             at Assumed Annual Rates of
                                                                              Stock Price Appreciation
                                        Individual Grants                          for Option Term
                     ------------------------------------------------------  --------------------------
                                   % of Total
                                    Options/
                      Number of       SARs
                      Securities   Granted to
                      Underlying   Employees
                     Options/SARs    Fiscal    Exercise or Base  Expiration
Name                   Granted        Year     Price ($/Share)      Date       0%     5%        10%
-------------------------------------------------------------------------------------------------------
Robert H. McKinney    5,350        6.8%        $20.56            02-16-04    $0.00  $ 17,621  $ 51,041
                      4,650        5.9%         18.69            02-16-09             54,656   138,510

Owen B. Melton, Jr.  10,000       12.7%         18.69            02-16-09     0.00   117,540   297,870

David L. Gray         5,000        6.3%         18.69            02-16-09     0.00    58,770   148,935

Merrill E. Matlock    5,000        6.3%         18.69            02-16-09     0.00    58,770   148,935

David A. Lindsey      5,000        6.3%         18.69            02-16-09     0.00    58,770   148,935
-------------------------------------------------------------------------------------------------------


   The following table sets forth on an aggregate basis each exercise of stock options during fiscal year 1999 by each of the Named Executive Officers and the 1999 year-end value of the unexercised options of each such executive officer.


                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                     AND
                                         FISCAL YEAR-END OPTION VALUES

                                                  Number of Securities        Value of Unexercised
                                                 Underlying Unexercised       In-the-Money Options
                                                   Options at FY-End               at FY-End
                                               --------------------------  --------------------------
                         Shares
                       Acquired on    Value
Name                   Exercise (#)  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
-----------------------------------------------------------------------------------------------------
Robert H. McKinney     13,122        $187,251  62,997 (1)   10,000         $624,915     $20,596
Owen B. Melton, Jr.         -               -  59,244 (1)   10,000          568,620      30,600
David L. Gray               -               -  40,870 (1)    5,000          481,336      15,300
Merrill E. Matlock          -               -  26,022 (1)    5,000          250,771      15,300
David A. Lindsey       11,247         151,024  19,200 (1)    5,000          150,804      15,300
-----------------------------------------------------------------------------------------------------

1  Of the exercisable options, portions thereof had an exercise price in excess of the purchase price on December 31, 1999, as described in the following table:



                                Shares Underlying Options   Shares Underlying Options
                                    When Market Price          When Exercise Price
          Name                   Exceeded Exercise Price      Exceeded Market Price
          ---------------------------------------------------------------------------
          Robert H. McKinney    50,997                      12,000
          Owen B. Melton, Jr.   47,244                      12,000
          David L. Gray         34,870                       6,000
          Merrill E. Matlock    20,022                       6,000
          David A. Lindsey      13,200                       6,000


Pension Plans

     The following table sets forth, in specified compensation and years of service classifications, the estimated annual benefits payable upon retirement at age 65 under the Bank's non-contributory, qualified defined benefit pension plan (the "Qualified Plan"), as supplemented by the supplemental benefit plan adopted by the Bank on January 17, 1992 (the "Supplemental Plan") (the Qualified Plan and the Supplemental
Plan are collectively referred to as the "Plans"). While the table shows the annual benefit payable, participants may elect to receive the present value of the entire benefit in one lump sum.

              [The Pension Plan Table is set forth on page 17.]

                                  PENSION PLAN TABLE 1

--------------------------------------------------------------------------------------------
  Covered      10 Years' Benefit   20 Years' Benefit   30 Years' Benefit   40 Years' Benefit
Compensation        Service             Service             Service             Service
--------------------------------------------------------------------------------------------
 $100,000      $ 18,245            $ 36,490            $ 54,735            $  73,858
  120,000        22,245              44,490              66,735               89,858
  140,000        26,245              52,490              78,735              105,858
  160,000        30,245              60,490              90,735              121,858
  180,000        34,245              68,490             102,735              137,858
  200,000        38,245              76,490             114,735              153,858
  220,000        42,245              84,490             126,735              169,858
  240,000        46,245              92,490             138,735              185,858
  260,000        50,245             100,490             150,735              201,858
  280,000        54,245             108,490             162,735              217,858
  300,000        58,245             116,490             174,735              233,858
  320,000        62,245             124,490             186,735              249,858
  340,000        66,245             132,490             198,735              265,858
  360,000        70,245             140,490             210,735              281,858
  380,000        74,245             148,490             222,735              297,858
  400,000        78,245             156,490             234,735              313,858
  500,000        98,245             196,490             294,735              393,858
  600,000       118,245             236,490             354,735              473,858
  700,000       138,245             276,490             414,735              553,858
  800,000       158,245             316,490             474,735              633,858
--------------------------------------------------------------------------------------------


1 Amounts shown are based on an assumed Social Security integration base of $35,100 and are not subject to any deduction for Social Security or other offset amounts.

   The annual retirement benefit displayed in the Pension Plan Table is the product of (i) the participant's number of years of credited benefit service, multiplied by (ii) the sum of 1.5% of that portion of the participant's covered compensation that does not exceed the Social Security integration base for the participant plus 2% of the participant's covered compensation that exceeds such integration base. Compensation covered by the Plans is the sum of the average of a participant's annualized rate of base salary (as reported in the Salary column of the Summary Compensation Table) for the five consecutive years of employment which produce the highest such average, plus the annual average of all bonuses (including both the Bonus and the LTIP Payouts columns as reported in the Summary Compensation Table, and the market value on the date of vesting of any restricted stock awards made pursuant to the Long-Term Plan) paid to the participant for the three years preceding the participant's retirement.

   As of January 1, 2000, the number of years of credited benefit service and the compensation covered by the Plans (based on average annual salaries for 1995-1999 and average annual bonuses for 1997-1999) for each of the Named Executive Officers were as follows: Robert H. McKinney, 47 years - $424,954; Owen B. Melton, Jr., 21 years - $523,500; David L. Gray, 18 years - $231,219; Merrill E. Matlock, 15 years - $199,306; and David A. Lindsey, 17 years - $210,013.

Employment Agreements and Other Arrangements

   Special retirement benefits are provided under the Supplemental Plan to Mr. McKinney. His normal retirement benefit under the Supplemental Plan is payable for life and 15 years certain. The monthly amount of his normal benefit is the higher of two calculated amounts. The first is his monthly retirement benefit that would be payable to him under the Supplemental Plan if such benefit were determined in the normal way and were payable for life only. The second is a monthly retirement benefit equal to the excess of (i) 80% of his adjusted monthly compensation over (ii) the sum of (a) his monthly retirement benefit under the Qualified Plan (determined as though such benefit were payable in the form of a straight-life annuity) plus (b) his primary Social Security benefit payable at age 65. For purposes of the foregoing, Mr. McKinney's adjusted monthly compensation is one-twelfth of the sum of (i) his highest annual rate of salary from the Corporation plus (ii) the greater of (a) 37.5% of his highest annual rate of salary from the Corporation or (b) the annual average of all bonuses paid to him by the Corporation for the three years next preceding his retirement. In the last fiscal year, Mr. McKinney received $134,892 in payments under the Qualified Plan.

   Special death benefits are provided under the Supplemental Plan to Mr. McKinney and Mr. Melton. The death benefit provided to Mr. McKinney and Mr. Melton equals three times their respective highest annual rates of salary, grossed up for income taxes at the highest applicable marginal rate in effect at the time of death, and is payable whether either of them dies before or after separation from service and without regard to when they separate from service.

  Mr. McKinney and Mr. Melton are parties to agreements with the Corporation, and Messrs. Gray, Lindsey and Matlock are parties to agreements with the Bank, which agreements provide for certain benefits if the executive officer's employment is terminated following a change in control of the Corporation (as defined in the applicable agreement), other than a termination with cause (as defined in the applicable agreement) or a termination by the officer without good reason (as defined in the applicable agreement). In such case, Messrs. Gray, Lindsey and Matlock would be entitled to a severance payment equal to that portion of their annual base salary (calculated as twelve times the highest monthly base salary paid to the executive officer during the twelve months prior to the change in control) not already paid, plus any compensation previously deferred by the executive officer, accrued vacation pay and a lump-sum pension supplement, and Mr. McKinney and Mr. Melton would be entitled to a severance payment equal to three times their annual base salary, plus the additional items listed above. Certain adjustments may be made to the severance payments made in connection with the change in control if such payments would be subject to the excise tax imposed on "excess parachute payments" under Section 4999 of the Internal Revenue Code of 1986, as amended.

                          APPOINTMENT OF AUDITORS

   The Corporation's financial statements for the year ended December 31, 1999 were audited by KPMG LLP ("KPMG"). The Corporation has selected KPMG as its independent auditors for the fiscal year ending December 31, 2000. Representatives of KPMG are expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                  SECTION 16(a) BENEFICIAL OWNERSHIP
                         REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders (the "Reporting Persons") are required by Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

   Based solely on a review of the copies of such forms furnished to the Corporation, the Corporation believes that during 1999 all Reporting Persons complied with the filing requirements of Section 16(a), except that purchases by Ralph G. Nowak, President and Chief Investment Officer of First Trust Indiana, a division of the Bank, were not timely reported by Mr. Nowak, but the same were reported in the year-end report.

                             ANNUAL REPORT

   A copy of the Corporation's Annual Report for the year ended December 31, 1999 has been provided to all shareholders as of the record date. The Annual Report is not to be considered as proxy solicitation material.

                             OTHER MATTERS

   The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                        EXPENSES OF SOLICITATION

   The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Corporation. The Corporation does not expect that the solicitation will be made by specially engaged employees or paid solicitors. Although the Corporation might use such employees or solicitors if it deems them necessary, no arrangements or contracts have been made with any such employees or solicitors as of the date of this statement. In addition to the use of the mails, solicitation may be made by telephone, telegraph, cable or personal interview. The Corporation will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares, and will reimburse such record holders for their reasonable expenses incurred in doing so.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. Whether or not you attend the meeting, you are urged to execute and return the proxy.

                                   For the Board of Directors,


                                   /s/Robert H. McKinney
                                      Robert H. McKinney
                                      Chairman

March 14, 2000

                     [INSERT CAMERA-READY LOGO OF THE BANK]

               Principal Subsidiary of First Indiana Corporation

[FORM OF PROXY CARD]

PROXY                                                                     PROXY
                       [FIRST INDIANA CORPORATION LOGO]

                        135 North Pennsylvania Street
                         Indianapolis, Indiana 46204

                This Proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held on April 20, 2000

   The undersigned hereby appoints Robert H. McKinney and Michael L. Smith, and each of them, attorneys-in-fact and proxies, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on April 20, 2000 at 9:00 a.m. E.S.T., and at any adjournments or postponements of the Annual Meeting, and to vote as specified on the reverse all shares of the Common Stock of First Indiana Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE


                (Continued and to be signed on reverse side.)

------------------------------------------------------------------------











Dear Shareowner:

   On the reverse side of this card are instructions on how to vote your shares for the election of directors by telephone or over the Internet. Please consider voting by telephone or over the Internet. Your vote is recorded as if you mailed in your proxy card. We believe voting this way is convenient.

   Thank you for your attention to these matters.

                                            First Indiana Corporation













4976 -- First Indiana Corporation

                         FIRST INDIANA CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

[
                                                                              ]

1.   Election of Directors--         For All    Withhold All     For All Except
Nominees for a term of three years:   [   ]        [   ]             [   ]
01-Gerald L. Bepko, 02-Andrew
Jacobs, Jr. and 03-John W. Wynne:

-----------------------------------
(Except Nominee(s) written above.)



2. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholders. If no direction is made, this proxy will be voted FOR Proposal 1.


The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.



                                   Dated:                         ,2000
                                         -------------------------

                                   Signature(s)
                                               ------------------------

                                   ------------------------------------

THIS SPACE RESERVED FOR
ADDRESSING


                                   Please sign exactly as your name appears.
                                   Joint owners should each sign personally.
                                   Where applicable, indicate your official position or representative capacity.


------------------------------------------------------------------------------
  CONTROL NUMBER             FOLD AND DETACH HERE


                                              [FIRST INDIANA CORPORATION LOGO]

              YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!

QUICK     EASY     IMMEDIATE     AVAILABLE 24 HOURS A DAY     7 DAYS A WEEK

FIRST INDIANA CORPORATION encourages you to take advantage of convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorized the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the 2000 proxy statement and then follow these easy steps:


TO VOTE BY PHONE
------------------------------------------------------------------------------
Call toll free 1-888-297-9538 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Enter the 6-digit Control Number located above.

Option #1:  To vote as the Board of Directors recommends on the proposal:
            Press 1

            When asked, please confirm your vote by pressing 1

Option #2:  If you choose to vote on the proposal separately, press 0 and follow the simple recorded instructions.
------------------------------------------------------------------------------

TO VOTE BY INTERNET
------------------------------------------------------------------------------
Go to the following Website:

www.harrisbank.com/wproxy

Enter the information requested on your computer screen, including your 6-digit Control Number located above.

Follow the simple instructions on the screen.
------------------------------------------------------------------------------

  If you vote by telephone or the Internet, DO NOT mail back the proxy card.
                            THANK YOU FOR VOTING!


4976--First Indiana Corporation